AMENDMENT NO. 7 TO CREDIT AGREEMENT


         THIS AMENDMENT NO. 7 TO CREDIT AGREEMENT (the "Amendment") is dated as of June 24, 2002 and is made by and among RENT-WAY, INC., a Pennsylvania corporation, for itself and as successor by merger to Rentavision, Inc., a New York corporation (the "Borrower"), RENT-WAY OF TTIG, L.P., an Indiana limited partnership (the "Co-Borrower"), each of the GUARANTORS, each of the LENDERS (as defined in the Credit Agreement defined below), NATIONAL CITY BANK OF PENNSYLVANIA, in its capacity as administrative agent for the Lenders under the Credit Agreement (hereinafter referred to in such capacity as the "Administrative Agent"), BANK OF AMERICA, N.A., in its capacity as documentation agent for the Lenders, and HARRIS TRUST AND SAVINGS BANK, in its capacity as syndication agent.

                                   WITNESSETH:

         WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of September 23, 1999, as amended by Amendment No. 1 thereto dated as of November 17, 1999, Amendment No. 2 thereto dated as of December 6, 1999, Amendment No. 3 thereto dated as of December 7, 1999, Amendment No. 4 thereto dated as of June 28, 2000, Amendment No. 5 thereto dated as of November 16, 2000, and Amendment No. 6 thereto dated as of October 5, 2001 (collectively, the "Credit Agreement"), pursuant to which the Lenders provided to the Borrower and the Co-Borrower, as of the date of Amendment No. 6 to the Credit Agreement, a revolving credit facility in the maximum principal amount of $75,000,000, Term Loans A in the principal amount of $117,567,083.30 and Term Loans B in the principal amount of $170,980,650.64;

         WHEREAS, the Borrower, the Co-Borrower, the Banks and the Administrative Agent desire to amend the Credit Agreement as hereinafter provided.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions. Defined terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the credit Agreement, as amended by this Amendment.

2. The following definition set forth in Section 1.1 is hereby amended and restated as follows:

   "Permitted Liens shall mean:

   (i) Liens for taxes, assessments or similar charges incurred in the ordinary course of business and which are not yet due and payable;

    (ii) Pledges or deposits made in the ordinary course of business to secure payment of workmen's compensation or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

    (iii) Liens of mechanics, materialmen, warehousemen, carriers or other like Liens securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

    (iv) Good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases not in excess of the aggregate amount due thereunder or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

    (v) Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof and none of which is violated in any material respect by existing or proposed structures or land use;

    (vi) Liens, security interests and mortgages in favor of the Administrative Agent for the benefit of the Lenders;

    (vii) Liens on property leased by any Loan Party or Subsidiary of a Loan Party under capital and operating leases permitted in Section 8.2.15 securing obligations of such Loan Party or Subsidiary to the lessor under such leases;

    (viii) Any Lien  existing on the date of this  Agreement  and  described  on
Schedule 1.1(P), provided that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien;

    (ix) Purchase Money Security Interests, provided that the aggregate amount of loans and deferred payments secured by such Purchase Money Security Interests shall not exceed $100,000 (excluding for the purpose of this computation any loans or deferred payments secured by Liens described on Schedule 1.1(P)); and

    (x) The following: (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty
(30) days of entry, and in either case they do not affect the Collateral or, in the aggregate, materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan Documents:

          (1) Claims or Liens for taxes, assessments or charges due and payable and subject to interest or penalty, provided that the applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

          (2) Claims, Liens or encumbrances upon, and defects of title to, real or personal property other than the Collateral, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits;

          (3) Claims or Liens of mechanics, materialmen, warehousemen, carriers or other statutory nonconsensual Liens; or

          (4) Liens  resulting  from  final  judgments  or orders  described  in
          Section 9.1.6.

    (xi) Liens in favor of the Administrative Agent for the benefit of the Lenders to secure Interest Rate Protection Agreements entered into by the Borrower with the Lenders and good-faith pledges or deposits made in the ordinary course of business to secure Interest Rate Protection Agreements with Persons other than Lenders.

3. Section 2.9.1 is hereby amended and restated as follows:

      "2.9.1  Issuance of Letters of Credit.
              -----------------------------

       Borrower and Co-Borrower may request the issuance of one or more letters of credit (each a "Letter of Credit") on behalf of the Borrower, either Co-Borrower or another Loan Party by delivering to the Administrative Agent (i) a completed application and agreement for letters of credit in such form as the Administrative Agent may specify from time to time by no later than 10:00 a.m., Pittsburgh time, at least three (3) Business Days or such shorter period as may be agreed to by the Administrative Agent in advance of the proposed date of issuance and (ii) a Loan Request which includes the calculations showing compliance with Sections 8.2.16 after giving effect to the issuance of the Letter of Credit or Letters of Credit. Each Letter of Credit shall be a Standby Letter of Credit. Subject to the terms and conditions hereof and in reliance on the agreements of the other Lenders set forth in this Section 2.9, the Administrative Agent will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance, and (B) in no event expire later than one Business Day prior to the Expiration Date and providing that in no event shall (i) the Letters of Credit Outstanding exceed, at any one time, $15,000,000 or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments.

4. Section 8.1.13 is hereby amended and restated as follows:

      "8.1.13  Interest Rate Protection.
               ------------------------

      The Loan Parties shall enter into or maintain one or more interest rate protection agreements with one or more of the Lenders and with the prior consent of the Administrative Agent, which consent shall not be unreasonably withheld, one or more financial institutions other than Lenders. Such interest rate protection agreements shall be in an amount of at least (i) during the period from the Closing Date through December 30, 2002, $180,000,000,
(ii) during the period from December 31, 2002 through May 30, 2003, $160,000,000, and (iii) during the period from and after May 31, 2003, $100,000,000 (the interest rate protection agreements entered into pursuant to this Section 8.1.13 are collectively referred to as the "Interest Rate Protection Agreements"). Such Interest Rate Protection Agreements shall contain such terms and conditions as shall be acceptable to the Administrative Agent. Documentation for the Interest Rate Protection Agreement shall be in a standard International Swap Dealer Association Agreement and shall provide for the method of calculating the reimbursable amount of the provider's credit exposure in a reasonable and customary manner. Such financial institution (if other than a Lender) may be granted a security interest in the Collateral pursuant to the Loan Documents and receive a Lien pari passu with the Lien of the Administrative Agent upon terms acceptable to the Administrative Agent."

5. Section 8.2.1 is hereby amended and restated as follows:

      "8.2.1  Indebtedness.
              ------------

      Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

              (i)  Indebtedness under the Loan Documents;

              (ii) Existing Indebtedness as set forth on Schedule
8.2.1(including any extensions or renewals thereof, provided there is no increase in the amount thereof or other significant change in the terms thereof unless otherwise specified on Schedule 8.2.1;

              (iii)Capitalized and operating leases as and to the extent permitted under Section 8.2.15;

              (iv) Indebtedness secured by Purchase Money Security Interests not exceeding $100,000;

              (v) Indebtedness of a Loan Party to another Loan Party which is subordinated in accordance with the provisions of Section 8.1.12;

              (vi) Indebtedness incurred in connection with Permitted Acquisitions provided that after giving effect thereto, no Potential Default or Event of Default exists;

               (vii)  Indebtedness  for  Interest  Rate  Protection   Agreements
permitted under Section 8.1.13; and

               (viii) other unsecured Indebtedness not exceeding $15,000,000 at any one time outstanding."

6. Section 8.2.16 is hereby amended and restated as follows:

      "8.2.16  Maximum Leverage Ratio (Total Funded Debt).
               ------------------------------------------

      The Loan Parties shall not permit the Leverage Ratio of the Borrower and its Subsidiaries, as calculated at the end of each fiscal quarter of the Borrower, to exceed the ratios set forth below for the applicable periods set forth below.



    ------------------------------------------ --------------------------------

                         Period                                 Ratio
    ------------------------------------------ --------------------------------
    ------------------------------------------ --------------------------------

                        12/31/01                            5.75 to 1.00
    ------------------------------------------ --------------------------------
    ------------------------------------------ --------------------------------

                         3/31/02                            4.50 to 1.00
    ------------------------------------------ --------------------------------
    ------------------------------------------ --------------------------------

                         6/30/02                            4.40 to 1.00
    ------------------------------------------ --------------------------------
    ------------------------------------------ --------------------------------

                         9/30/02                            4.20 to 1.00
    ------------------------------------------ --------------------------------
    ------------------------------------------ --------------------------------

                        12/31/02                            4.00 to 1.00
    ------------------------------------------ --------------------------------
    ------------------------------------------ --------------------------------

                         3/31/03                            3.50 to 1.00
    ------------------------------------------ --------------------------------
    ------------------------------------------ --------------------------------

                         6/30/03                            3.25 to 1.00
    ------------------------------------------ --------------------------------
    ------------------------------------------ --------------------------------

                    9/30/03 and thereafter                  3.00 to 1.00
    ------------------------------------------ --------------------------------

      In calculating the Leverage Ratio, (x) the Consolidated Cash
Flow from Operations included in such calculation shall be determined as follows: (i) at December 31, 2001, for the fiscal quarter then ended, multiplied by four, (ii) at March 31, 2002, for the two fiscal quarters then ended multiplied by two, (iii) at June 30, 2002, for the three fiscal quarters then ended, multiplied by 1.33, and (iv) at September 30, 2002, and at the end of each fiscal quarter thereafter, for the four fiscal quarters then ended, and (y) Occupancy Expense included in such shall calculation shall be determined as follows: (i) at December 31, 2001, for the fiscal quarter then ended, multiplied by four, which product is then multiplied by three, (ii) at March 31, 2002, for the two fiscal quarters then ended multiplied by two, which product is then multiplied by three (iii) at June 30, 2002, for the three fiscal quarters then ended, multiplied by 1.33, which product is then multiplied by three, and (iv) at September 30, 2002, and at the end of each fiscal quarter thereafter, for the four fiscal quarters then ended, multiplied by three."

7.  Section 8.2.18 is hereby amended and restated as follows:

      "8.2.18  Minimum Interest Coverage Ratio.
               -------------------------------

      The Loan Parties shall not permit the Interest Coverage Ratio of the Borrower and its Subsidiaries, as calculated at the end of each fiscal quarter of the Borrower, to be less than the ratios set forth below for the applicable periods set forth below.

    --------------------------------------- ------------------------------------

                    Period                                   Ratio
    --------------------------------------- ------------------------------------
    --------------------------------------- ------------------------------------

        Closing Date through 12/31/01                   Not applicable
    --------------------------------------- ------------------------------------
    --------------------------------------- ------------------------------------

           3/31/02 through 12/31/02                      1.00 to 1.00
    --------------------------------------- ------------------------------------
    --------------------------------------- ------------------------------------

            3/31/03 and thereafter                       1.50 to 1.00
    --------------------------------------- ------------------------------------

      In calculating the Interest Coverage Ratio, the Consolidated Adjusted Cash Flow from Operations and interest expense included in such calculation shall be measured as follows: (i) at March 31, 2002, for the two fiscal quarters then ended, (ii) at June 30, 2002, for the three fiscal quarters then ended, and
(iii) at September 30, 2002, and at the end of each fiscal quarter thereafter, for the four fiscal quarters then ended."

8. Section 8.2.20 is hereby amended and restated as follows:

      "8.2.20  Fixed Charge Coverage Ratio.
               ---------------------------

       The Loan Parties shall not permit the Fixed Charge Coverage Ratio of the Borrower and its Subsidiaries, as calculated at the end of each fiscal quarter of the Borrower, to be less than the ratios set forth below for the applicable periods set forth below.

    ------------------------------------- --------------------------------------

                  Period                                    Ratio
    ------------------------------------- --------------------------------------
    ------------------------------------- --------------------------------------

        Closing Date through 12/31/01                   Not applicable
    ------------------------------------- --------------------------------------
    ------------------------------------- --------------------------------------

          3/31/02 through 12/31/02                       0.75 to 1.00
    ------------------------------------- --------------------------------------
    ------------------------------------- --------------------------------------

           3/31/03 and thereafter                        1.00 to 1.00
    ------------------------------------- --------------------------------------

       In calculating the Fixed Charge Coverage Ratio, the Consolidated Cash Flow from Operations and the Fixed Charges expense included in such calculation shall be measured as follows: (i) at March 31, 2002, for the two fiscal quarters then ended, (ii) at June 30, 2002, for the three fiscal quarters then ended, and
(iii) at September 30, 2002, and at the end of each fiscal quarter thereafter, for the four fiscal quarters then ended."

9. The Lenders hereby waive compliance by the Loan Parties for the fiscal quarter ended June 30, 2002 with Sections 8.2.18 [Minimum Interest Coverage Ratio] and 8.2.20 [Fixed Charge Coverage Ratio] of the Credit Agreement. The foregoing waiver is expressly limited in scope and duration to the financial covenants and fiscal quarter specifically referenced, and no other waiver of any other covenant, term or condition under the Loan Documents is implied or granted.

10. Conditions of Effectiveness of Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

(a) Representations and Warranties; No Defaults. The representations and warranties of the Loan Parties contained in Article VI of the Credit Agreement shall be true and accurate on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Loan Parties shall have performed and complied with all covenants and conditions under the Loan Documents and hereof; no Event of Default or Potential Default under the Credit Agreement and the other Loan Documents shall have occurred and be continuing or shall exist other than those specific Events of Default and Potential Defaults which were waived by the Lenders in accordance with the terms of this Amendment, and an Authorized Officer shall have delivered to the Administrative Agent for the benefit of each Lender a duly executed certificate dated the date hereof certifying as to the items in this Section 10(a).

(b) Organization, Authorization and Incumbency. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate, dated as of the date hereof and signed by the Secretary or an Assistant Secretary of the Borrower, the Co-Borrower and each Guarantor, certifying as appropriate as to:

    (i) all action taken by such party in connection with this Amendment and the other Loan Documents;

    (ii) the names of the officer or officers authorized to sign this Amendment and the true signatures of such officer or officers; and

    (iii) copies of its organizational documents, including its certificate of incorporation and bylaws if it is a corporation, its certificate of partnership and partnership agreement if it is a partnership, and its certificate of organization and limited liability company operating agreement if it is a limited liability company, in each case as in effect on the date hereof, or a certification by the Secretary or Assistant Secretary of such Loan Party that no change to such documents has been effected from the certified copies delivered to the Agent and the Lenders in connection with AMENDMENT NO. 7 to the Credit Agreement.

(c) Fees and Expenses. The Borrower and the Co-Borrower shall pay or cause to be paid (i) to the Administrative Agent for the account of each Lender which has executed and delivered to the Administrative Agent this Amendment on or before 5:00 p.m. Pittsburgh time on June 24, 2002, a fee (the "Amendment Fee") payable to each such Lender, in an amount equal to ten (10) basis points of such Lender's aggregate Revolving Credit Commitment plus the outstanding principal balance of such Lender's Term Loans, and (ii) all other costs and expenses accrued through the date hereof and the costs and expenses of the Administrative Agent including, without limitation, reasonable fees of the Administrative Agent's counsel in connection with this Amendment.

(d) Consents. All consents required to effectuate the transactions contemplated hereby shall have been obtained and copies thereof shall have been delivered to the Administrative Agent for the benefit of the Lenders.

(e) Confirmation of Guaranty. Each of the Guarantors, by its execution below of this Amendment, hereby confirms its continuing obligations under the Guaranty Agreement and the other Loan Documents to which it is a party or to which it joined pursuant to a Guarantor Joinder, and each of the Guarantors hereby confirms its continuing obligations under the Guaranty by execution and delivery of this Amendment. Each of the Guarantors represents and warrants that it is a party to the Guaranty Agreement, either by execution of the Guaranty Agreement or by joinder to the Guaranty Agreement in accordance with the provisions of
Section 11.18 of the Credit Agreement.

(f) Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrative Agent, the Administrative Agent shall have received from the Loan Parties and the Required Lenders an executed original of this Amendment and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent.

11. Force and Effect. Except as otherwise expressly modified by this Amendment, the Credit Agreement and the other Loan

Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.

12.Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

13. Effective Date; Certification of the Borrower. This Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of (i) satisfaction of all conditions set forth in Section 10 hereof and (ii) receipt by the Administrative Agent of duly executed original counterparts of this Amendment from the Loan Parties and the Required Lenders and, from and after such date, this Amendment shall be binding upon the Borrower, the Co-Borrower, each Guarantor, each Lender and the Administrative Agent and their respective successors and assigns permitted by the Credit Agreement.

         [SIGNATURE PAGE 1 OF 45 TO AMENDMENT NO. 7 TO CREDIT AGREEMENT]


                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment No. 7 to Credit Agreement to be executed and delivered as of the day and year first above written.

                          RENT-WAY, INC., "Borrower"


                                    By:  /s/ William A. McDonnell
                                        ----------------------------------------
                                        Name: William A. McDonnell
                                        Title: Vice President
[Seal]

                                        RENT-WAY OF TTIG, L.P., "Co-Borrower"
                                        By: Rent-Way Developments, Inc.,
                                            its General Partner


                                    By:   /s/ William A. McDonnell
                                        ----------------------------------------
                                        Name: William A. McDonnell
                                        Title: Vice President
[Seal]

                                         ACTION RENT-TO-OWN HOLDINGS OF SOUTH
                                         CAROLINA, INC., "Guarantor"


                                    By:   /s/ William A. McDonnell
                                        ----------------------------------------
                                        Name: William A. McDonnell
                                        Title: Vice President
[Seal]

         [SIGNATURE PAGE 2 OF 45 TO AMENDMENT NO. 7 TO CREDIT AGREEMENT]


                                     RENT-WAY OF TOMORROW, INC.
                                     "Guarantor"


                                    By:  /s/ William A. McDonnell
                                       -----------------------------------------
                                       Name: William A. McDonnell
                                       Title : Vice President
[Seal]

                                       RENT-WAY OF MICHIGAN, INC.
                                       "Guarantor"


                                    By: /s/ William A. McDonnell
                                       -----------------------------------------
                                       Name: William A. McDonnell
                                       Title: Vice President
[Seal]

                                       RENT-WAY DEVELOPMENTS, INC.
                                       "Guarantor"


                                    By: /s/  William A. McDonnell
                                       -----------------------------------------
                                       Name: William A. McDonnell
                                       Title: Vice President
[Seal]